ASSIGNMENT AND ASSUMPTION AGREEMENT


     THIS ASSIGNMENT AND ASSUMPTION AGREEMENT ("Assignment") is entered into as of the day of October 2006, by INVESTMENT CAPITAL RESEARCHERS, INC., a California corporation ("ICR"), , LANDBANK GROUP, INC., a Delaware corporation ("Assignee"), LANDBANK, LLC, a California limited liability company ( "LLC"), and its former members, Gary Hewitt and Doug Gravink (together with the LLC, the "LLC Parties").

                                    RECITALS


     A. ICR and the LLC Parties entered into an Agreement, dated August 1, 2005 (the "Agreement"), as amended by a First Amendment dated June 27, 2006 (the "First Amendment") for the provision of certain services by ICR in connection with a proposed business combination between LLC and Assignee, for the benefit of Assignee.

     B. The LLC Parties desire to assign all of their rights, interests and obligations under the Agreement, as amended by the First Amendment, to Assignee, and Assignee desires to assume such rights, interests and obligations.

     In consideration of the mutual covenants contained herein and other good and valuable consideration, the parties hereby agrees as follows:

     1. The LLC Parties hereby transfer, assign, set over to, and vest in Assignee, its successors and assigns, all of its right, title and interest in and to the Agreement and the First Amendment, and all of the LLC Parties' burdens, obligations and liabilities in connection therewith. Assignee hereby accepts the Assignment and assumes and agrees to observe and perform all of the duties, obligations, terms, provisions and covenants, and to pay and discharge all of the liabilities of the LLC Parties to be observed, performed, paid or discharged from and after the date hereof.

     2. Upon the assignment contemplated hereunder, the LLC Parties shall be released from any and all liability under the Agreement or the First Amendment. Assignee agrees to indemnify and hold the LLC Parties harmless from any and all costs, liabilities, damages claims and expenses incurred by the LLC Parties arising out of or in connection with the Agreement or the First Amendment.

IN WITNESS WHEREOF, the LLC Parties have caused this Assignment to be executed as of the day and year first above written.

                                    LLC Parties:

                                    By: Landbank, LLC


                                    By: Landbank Group, Inc., sole member

                                        By: /s/ Doug Gravink
                                           -------------------------------------
                                           Doug Gravink, CEO

                                        By: /s/ Gary Hewitt
                                           -------------------------------------
                                           Gary Hewitt, President



                                    By: /s/ Doug Gravink
                                        ----------------------------------------
                                        Doug Gravink, in his individual
                                        capacity as former member

                                    By: /s/ Gary Hewitt
                                        ----------------------------------------
                                        Gary Hewitt, in his individual capacity
                                        as former member



                                    ASSIGNEE:

                                    By: Landbank Group, Inc.

                                        By: /s/ Doug Gravink
                                            ------------------------------------
                                            Doug Gravink, CEO

                                        By: /s/ Gary Hewitt
                                            ------------------------------------
                                            Gary Hewitt, President


                                    ICR:

                                        By: Investment Capital Researchers, Inc.

                                        By: /s/ Stephen Weber
                                            ------------------------------------
                                            Stephen Weber, President